UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 12, 2007

Date of Report (Date of earliest event reported)

VALERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51768	13-4119931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clarke Drive Cranbury, New Jersey	08512
(Address of principal executive offices)	(Zip Code)

(609) 235-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 8.01.	Other Events.

In connection with the proposed merger between Valera Pharmaceuticals, Inc. (Nasdaq: VLRX) and Indevus Pharmaceuticals, Inc. (Nasdaq: IDEV), on March 12, 2007, Indevus’ Registration Statement on Form S-4, which includes the joint proxy statement/ prospectus relating to both Indevus’ and Valera’s stockholder meetings, was declared effective by the Securities and Exchange Commission. Each company will hold a special meeting of its stockholders on April 17, 2007 to approve matters relating to the proposed merger.

Stockholders of record as of March 12, 2007 will be mailed the joint proxy statement/prospectus in connection with the proposed merger and will be entitled to vote at the respective company’s special stockholder meeting. The joint proxy statement will be mailed to stockholders of both companies on or about March 14, 2007. The merger is subject to customary closing conditions, including requisite approvals by the stockholders of both companies. The parties expect to close the proposed merger transaction soon after the companies conduct their special stockholder meetings and receive the requisite stockholder approvals.

About Valera Pharmaceuticals

Valera is a specialty pharmaceutical company focused on developing, acquiring, and commercializing products to treat urology and endocrinology diseases and disorders. Utilizing its innovative Hydron technology, Valera is developing soft, compact and flexible hydrogel-based implants which can be designed to release therapeutic agents at a controlled rate for up to twelve months. VANTAS®, a patent protected once-per-year implant currently marketed by Valera for the palliative treatment of advanced prostate cancer, employs this drug delivery technology. A second product, SUPPRELIN®-LA is a twelve-month implant currently under review by the FDA for the treatment of central precocious puberty. Additional information about Valera Pharmaceuticals is available at: http://www.valerapharma.com.

About Indevus Pharmaceuticals

Indevus is a biopharmaceutical company engaged in the acquisition, development and commercialization of products to treat urological, gynecological and men’s health conditions. The Company’s marketed products include SANCTURA® for overactive bladder and DELATESTRYL® to treat male hypogonadism. The compounds in development include SANCTURA XR™, the once-daily formulation of SANCTURA, NEBIDO® for male hypogonadism, PRO 2000 for the prevention of infection by HIV and other sexually-transmitted pathogens, IP 751 is for interstitial cystitis, pagoclone for stuttering, and aminocandin, which the Company recently out-licensed to Novexel.

Patients who have urinary retention, gastric retention, uncontrolled narrow-angle glaucoma or hypersensitivity to SANCTURA should not use SANCTURA. DELATESTRYL is contraindicated in men with carcinomas of the breast or with known or suspected carcinomas of the prostate.

Additional Information and Where to Find It

In connection with the merger between Valera and Indevus, Indevus filed an initial registration statement on Form S-4 with the Securities and Exchange Commission (SEC) on January 29, 2007. Indevus filed a joint proxy statement/prospectus with the SEC on March 13, 2007. INVESTORS AND SECURITY HOLDERS OF VALERA AND INDEVUS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND THE OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VALERA, INDEVUS AND THE MERGER. The registration statement and joint proxy statement/prospectus and other relevant materials, and any other documents filed by Valera or Indevus with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Valera by contacting Valera Pharmaceuticals, Inc., 7 Clarke Drive, Cranbury, NJ 08512 Attn: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Indevus by directing a request to: Indevus Pharmaceuticals, Inc., 33 Hayden Avenue, Lexington, MA 02421-7966, Attn: Investor Relations.

Participants in the Merger Solicitation

Valera, Indevus and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Valera and Indevus in favor of the merger. Information regarding Valera’s directors and executive officers and their ownership of Valera common stock is set forth in Valera’s Annual Report on Form 10-K for the year ended December 31, 2006, which was filed with the SEC on February 22, 2007. Information about the executive officers and directors of Indevus and their ownership of Indevus common stock is set forth in Indevus’ Annual Report on Form 10-K for the year ended September 30, 2006, which was filed with the SEC on December 7, 2006, as amended by the Annual Report on Form 10-K/A filed with the SEC on January 26, 2007, Indevus’ Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2006, which was filed with the SEC on February 8, 2007, and the proxy statement for Indevus’ 2007 Annual Meeting of Stockholders, which was filed with the SEC on January 29, 2007. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Valera, Indevus and their respective executive officers and directors in the merger by reading the joint proxy statement/prospectus regarding the merger when it becomes available.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of risks and uncertainties. Valera cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed business combination transaction involving Valera and Indevus, including future financial and operating results, Valera’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in Valera’s filings with the Securities and Exchange Commission. These include risks and uncertainties relating to: the ability to obtain the requisite Valera and Indevus stockholder approvals; the ability to obtain regulatory approvals of the transaction on the proposed terms and schedule; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; market acceptance for the transaction and approved products; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; the need to acquire and develop new products; reliance on intellectual property and having limited patents and proprietary rights; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations. Valera undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.

Date: March 14, 2007	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler
Chief Financial Officer